THE DLB FUND GROUP

                  Supplement to Prospectus dated April 28, 2000
 (As previously supplemented by the Supplement to Prospectus dated May 3, 2000)


                      DLB GLOBAL SMALL CAPITALIZATION FUND

        The Board of Trustees which oversees the DLB Global Small Capitalization Fund (the "Global Small Cap Fund") has decided to terminate the Global Small Cap Fund effective October 31, 2000, or as soon thereafter as is practicable (the "Termination Date"). In connection with the termination of the Global Small Cap Fund, the Board of Trustees has suspended the sale of the Global Small Cap Fund's shares effective immediately, except that current shareholders as of July 19, 2000 will be permitted to purchase additional shares of the Global Small Cap Fund through October 2, 2000. Consequently, purchase orders for Global Small Cap Fund shares from individuals who are not currently shareholders of the Fund received on or after July 20, 2000 will be rejected by the Global Small Cap Fund, and all purchase orders for Global Small Cap Fund shares received on or after October 2, 2000 will be rejected by the Global Small Cap Fund.

        Current shareholders of the Global Small Cap Fund will receive a formal Notice of Termination which is designed to answer any questions concerning the Global Small Cap Fund's termination. As described more fully in this Notice, until the Termination Date, shareholders may choose to redeem their Global Small Cap Fund shares. If a shareholder takes no action, his or her shares will automatically be redeemed on the Termination Date and the proceeds distributed to such shareholder promptly thereafter.


                                 DLB GROWTH FUND

        Effective July 20, 2000, the DLB Growth Fund will change its name to the "DLB Core Growth Fund."

                          DLB MICRO CAPITALIZATION FUND

        Effective July 20, 2000, the DLB Micro Capitalization Fund will change its name to the "DLB Small Company Opportunities Fund."


                           DLB DISCIPLINED GROWTH FUND

        The second paragraph under the heading "Principal Investment Strategies" on page 11 of the Prospectus is hereby deleted in its entirety and replaced with the following:

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        The Manager believes that a disciplined investment strategy based predominantly on quantitative factors can exploit systematic mispricings in the securities markets. The Manager seeks to exploit these mispricings by constructing a portfolio using a proprietary analytical model. This model uses a quantitative analysis, involving revisions to analysts' earnings estimates, valuation analysis and overall market sentiment analysis, to identify companies with the strongest signs of earnings growth and the most attractive valuation. The Manager believes that revisions to analysts' earnings estimates and positive market sentiment form trends that affect a stock's price. For example, rising earnings estimates generally reflect a potential share price increase. Valuation analysis helps to identify stocks with low relative price-to-earnings ratios, which, on average, tend to outperform stocks with higher price-to-earnings ratios. The Manager then selects securities for the Fund based on these analyses, with weight also given to the impact of transaction costs and the portfolio's overall characteristics, including sector weightings, beta (volatility), market capitalization, yield and liquidity.



                  THE DATE OF THIS SUPPLEMENT IS JULY 19, 2000















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